UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2015
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OpGen, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 160
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On July 14, 2015, OpGen, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with AdvanDx, Inc., a Delaware corporation ("AdvanDx"), Velox Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the "Merger Sub"), and the stockholders signatory thereto (the "Stockholder Parties") and the Representatives signatory thereto.  The disclosure set forth below in Item 2.01 of this Current Report on Form 8-K relating to the Merger Agreement and the merger effected thereby is hereby incorporated into this item by reference.
Common Stock and Note Purchase Agreement
On July 14, 2015, the Company entered into a Common Stock and Note Purchase Agreement (the "Purchase Agreement") with Merck Global Health Innovation Fund, LLC ("Merck GHI"). The disclosure set forth below in Item 3.02 of this Current Report on Form 8-K relating to the Purchase Agreement and the transactions contemplated thereby (the "Investment Transactions") is hereby incorporated into this item by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On July 14, 2015, the Company completed the strategic acquisition of AdvanDx. Pursuant to the Merger Agreement, the Merger Sub merged with and into AdvanDx, with AdvanDx surviving as a wholly owned subsidiary of the Company (the "Merger") in accordance with the General Corporation Law of the State of Delaware.
Under the terms of the Merger Agreement, the merger consideration consisted of an aggregate 681,818 shares of the Company's common stock (the "Merger Consideration") which Merger Consideration was distributed in accordance with the liquidation preferences set forth in the AdvanDx Restated Certificate of Incorporation, as amended.
The issuance of the Merger Consideration was effected as a private placement of securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder.  The Company entered into a Registration Rights Agreement with the AdvanDx stockholders receiving Merger Consideration.  The disclosure set forth below in Item 3.02 of this Current Report on Form 8-K relating to the Registration Rights Agreement and the transactions contemplated thereby is hereby incorporated into this item by reference.
The Merger Agreement contains customary representations and warranties of the parties and the Stockholder Parties have customary indemnification obligations to the Company relating to AdvanDx, which are subject to certain limitations described further in the Merger Agreement.
The foregoing description of the Merger Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the Note in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 3.02 Unregistered Sales of Equity Securities.
Merger Transaction
The Merger, as described under Item 2.01 of this Current Report on Form 8-K, was effected as a private placement of securities and such description is incorporated by reference into this Item 3.02.
Investment Transactions
On July 14, 2015, the Company entered into the Purchase Agreement with Merck GHI, pursuant to which Merck GHI purchased 1,136,364 shares of common stock of the Company at a price of $4.40 per share for gross proceeds of $5,000,001.60 (the "Shares"). Pursuant to the Purchase Agreement, the Company also issued to Merck GHI a Senior Secured Promissory Note (the "Note" and collectively with the Shares, the "Securities") in the principal amount of $1,000,000.00 with a two-year maturity date from the date of issuance. The Company intends to use the proceeds from the sale of the Securities for working capital and other general corporate purposes. The Company's obligations under the Note are secured by a lien on all of the Company's assets pursuant to the terms of a Security Agreement, dated as of July 14, 2015, by and among the Company and AdvanDx, as debtors, and Merck GHI as the secured party.  The sale of the Shares and the Note was effected as a private placement transaction under Section 4(a)(2) of the Securities Act.
As previously disclosed, in connection with the consummation of the issuance and sale of the Securities, the Company's Board of Directors elected David M. Rubin, Ph.D., managing director of Merck GHI to the Company's Board of Directors.
The Purchase Agreement contains customary representations and warranties of the parties and provides Merck GHI with specified indemnification rights.
Registration Rights Agreements
In connection with the Merger and the Investment Transactions, the Company also entered into a Registration Rights Agreement, dated as of July 14, 2015, with the AdvanDx stockholders receiving Merger Consideration and with Merck GHI (collectively, the "Investors"), pursuant to which the Investors were granted certain demand registration rights and piggyback registration rights to participate in subsequent registered offerings of the Company's common stock.
The foregoing description of the Purchase Agreement, the Note and the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Purchase Agreement, the Note and Registration Rights Agreement, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:
Exhibit No.	Document

2.1	Agreement and Plan of Merger, dated as of July 14, 2015, by and among OpGen, Inc., Velox Acquisition Corp, AdvanDx, Inc., Stockholder Parties and Representatives.
10.1	Common Stock and Note Purchase Agreement, dated as of July 14, 2015, by and between OpGen, Inc. and Merck Global Health Innovation Fund, LLC.
10.2	Senior Secured Promissory Note, dated as of July 14, 2015, by and between OpGen, Inc. and Merck Global Health Innovation Fund, LLC.
10.3	Registration Rights Agreement, dated as of July 14, 2015, by and among OpGen, Inc., Merck Global Health Innovation Fund, LLC, SLS Invest AB and LD Pensions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer
Date: July 16, 2015

EXHIBIT INDEX
Exhibit No.	Document

2.1	Agreement and Plan of Merger, dated as of July 14, 2015, by and among OpGen, Inc., Velox Acquisition Corp, AdvanDx, Inc., Stockholder Parties and Representatives.
10.1	Common Stock and Note Purchase Agreement, dated as of July 14, 2015, by and between OpGen, Inc. and Merck Global Health Innovation Fund, LLC.
10.2	Senior Secured Promissory Note, dated as of July 14, 2015, by and between OpGen, Inc. and Merck Global Health Innovation Fund, LLC.
10.3	Registration Rights Agreement, dated as of July 14, 2015, by and among OpGen, Inc., Merck Global Health Innovation Fund, LLC, SLS Invest AB and LD Pensions.